UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2005

CALLWAVE, INC.

(Exact Name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50958	77-0490995
(Commissioner File Number)	(IRS Employer Identification No.)

136 West Canon Perdido Street, Suite A, Santa Barbara, California 93101

(Address of principal executive offices)

(805) 690-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 27, 2005, CallWave, Inc., Santa Barbara, California (“CallWave”) issued a press release and held a conference call setting forth the Company’s results of operations for the quarter ended March 31, 2005. A copy of CallWave’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein, and a copy of the transcript of the conference call, as supplemented, is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information furnished pursuant to this Current Report on Form 8-K, including the exhibit hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by CallWave under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended, unless CallWave expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release dated April 27, 2005.

99.2	Conference Call Transcript dated April 27, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLWAVE, INC.,

Date: April 29, 2005	By:	/s/ David F. Hofstatter
David F. Hofstatter President and Chief Executive Officer

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